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                      SUPPLEMENT DATED DECEMBER 1, 1997
                       TO PROSPECTUS DATED MAY 1, 1997

THE FOLLOWING INFORMATION IS TO BE INCLUDED IN THE "SUPPLEMENTARY BENEFITS" SECTION OF YOUR PROSPECTUS.

Convertible Term Life Insurance. The Policy may include a Convertible Term Life Insurance rider that provides additional term insurance on the Other Insured, who must be an individual on whom the Insured has an insurable interest. The amount of term insurance on the Other Insured is shown in the Policy Schedule. If this rider is added, the Monthly Deduction will be increased to include the cost of this rider. This rider will terminate at the earlier of attained age 100 (80 in New York) of the Other Insured or at the termination or maturity of the Policy. If the Policy is extended by the Final Policy Date Extension Rider, this rider will terminate on the original maturity date.